UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report
(Date of earliest event reported)

August 27, 2019

MACKENZIE REALTY CAPITAL INC.

 (Exact name of registrant as specified in its charter)

Maryland	000-55006	45-4355424
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

89 Davis Road, Suite 100 Orinda, California	94563
(Address of principal executive offices)	(Zip Code)

(925) 631-9100
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

◻	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

◻	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

◻	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

◻	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

On or about July 31, 2019, MacKenzie Realty Capital, Inc., mailed a letter to stockholders accompanying the Second Calendar Quarter 2019 regular dividend.

The full text of the letter is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

The information in this Current Report is furnished pursuant to Item 7 and shall not be deemed to be “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section. This information will not be deemed an admission as to the materiality of any information contained herein that is required to be disclosed solely by Regulation FD.

Item 8.01 Other Events.

Second Calendar Quarter 2019 Dividend

The board of directors (the “Board”) of MacKenzie Realty Capital, Inc. (the “Company”) previously declared a dividend for the Second Calendar Quarter 2019 at the regular 7% annual rate of $0.175 per quarter or a monthly dividend of $0.0583.  The Board anticipates making future declared dividends, if any, on a similar schedule, approximately 30 days after the close of the previous quarter.

Third Calendar Quarter 2019 Dividend

The board of directors (the “Board”) of MacKenzie Realty Capital, Inc. (the “Company”) declared a monthly dividend of $0.0583 per Share for the quarter ending September 30, 2019, payable on or about the quarterly payment date of October 31, 2019, to record holders as of July 31, 2019, August 31, 2019, and September 30, 2019.  This is the Company’s regular quarterly dividend of 17.5¢ per share, at the annual rate of 7% based upon the sale price of $10 per Share. The dividends will be paid in cash or reinvested in stock for those participating in the Company’s dividend reinvestment plan. The Board anticipates making future declared dividends, if any, on a similar schedule, approximately 30 days after the close of the previous fiscal quarter.  The Board anticipates that the Company will have sufficient income from the quarter ended September 30, 2019, to support the regular quarterly dividend to Stockholders at the annualized rate of 7%, without distributing any original capital.

Statements in this Current Report on Form 8-K, including intentions, beliefs, expectations or projections relating to items such as the timing of payment of dividends are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such statements are based on current expectations and assumptions with respect to, among other things, future economic, competitive and market conditions and future business decisions that may prove incorrect or inaccurate. Important factors that could cause actual results to differ materially from those in the forward-looking statements include the risks described in the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the year ended June 30, 2018, as amended, and its other filings with the Securities and Exchange Commission.

Item 9.01 Financial Statements and Exhibits

(d)  Exhibits

Exhibit Number	Description
99.1	Letter to stockholders regarding 2nd quarter 2019 dividend

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MACKENZIE REALTY CAPITAL, INC.
(Registrant)

Date: August 27, 2019	By:	/s/ Robert Dixon
Robert Dixon
President